UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): SEPTEMBER 28, 2010

Commission file number: 000-53088

COMMAND CENTER, INC.

(Exact Name of Registrant as Specified in its Charter)

Washington	91-2079472
(State of other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3773 West Fifth Avenue, Post Falls, ID	83854
(Address of Principal Executive Offices)	(Zip Code)

(208) 773-7450

(Registrant's Telephone Number, including Area Code)

(Former name, former address and former fiscal year, if changed since last report)

CHECKTHE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTIONS A.2. BELOW):

☐	WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR 230.425)
☐	SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT (17 CFR 240.14a-12)
☐	PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14-d-2(b) UNDER THE EXCHANGE ACT (17 CFR 240.14d-2(b))
☐	PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13-e-4(c) UNDER THE EXCHANGE ACT (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements
Item 4.01. Changes in Registrant's Certifying Accountant
On September 28, 2010, the Company received a copy of a notification from DeCoria, Maichel, and Teague, P.S., Certified Public Accountants (“DM-T”), the Company's independent registered accountants, that DM-T has terminated the auditor/client relationship. As of October 4, 2010, the Company's Board of Directors/Audit Committee had not yet taken final action to replace DM-T.

A copy of the letter provided by DM-T. is filed as exhibit 16.1 to this Form 8-K.
Except as noted in the paragraph immediately below, the reports of DM-T on the Company's financial statements for the fiscal years ending December 26, 2008 and December 25, 2009 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.
The reports of DM-T on the Company's financial statements for the fiscal year ending December 25, 2009 contained an explanatory paragraph which noted that there was substantial doubt as to the Company's ability to continue as a going concern.
During the fiscal years ending December 26, 2008 and December 25, 2009, and as of October 4, 2010, the Company has not had any disagreements with DM-T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to DM-T's satisfaction, would have caused them to make reference thereto in their reports on the Company's financial statements for such years.
During our two most recent fiscal years and the subsequent interim period through October 4, 2010, the Company has not consulted with DM-T regarding either (i) the application of the accounting principles to a specified transaction, either complete or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that item) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

We provided DM-T with a copy of this disclosure before its filing with the Securities and Exchange Commission. We requested that DM-T provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements. The Company will file the letter upon the receipt of it from the former accountant.
Item 9.01 Financial Statements and Exhibits
(c)    Exhibits

16.1	Letter dated September 28, 2010 from DeCoria, Maichel & Teague, P.S.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Command Center, Inc.                        October 4, 2010

/s/ Ralph E. Peterson
Chief Financial Officer